Exhibit 99.1

Press Release

BD Announces Extension of Exchange Offers and Consent Solicitations for C. R. Bard, Inc. Notes

FRANKLIN LAKES, N.J., June 5, 2017 — BD (Becton, Dickinson and Company) (NYSE: BDX) announced today that, in connection with its previously announced offers to exchange (the “Exchange Offers”) any and all outstanding 4.400% Notes due 2021, 3.000% Notes due 2026 and 6.700% Notes due 2026 (collectively, the “Bard Notes”) issued by C. R. Bard, Inc. (“Bard”) for new notes issued by BD (the “BD Notes”) and cash, and the related consent solicitations (the “Consent Solicitations”) being made by BD on behalf of Bard to adopt certain proposed amendments to the respective indentures governing the Bard Notes, BD has amended the Exchange Offers and Consent Solicitations to extend the expiration date of the Exchange Offers and Consent Solicitations from 12:01 a.m., New York City time, on June 5, 2017 to 12:01 a.m., New York City time, on July 3, 2017.

As of 12:01 a.m., New York City time, on June 5, 2017, the following principal amounts of the BD Notes had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

		Bard Notes Tendered at Current Expiration Date
Title of Series/CUSIP Number of Bard Notes to be Exchanged	Aggregate Principal Amount Outstanding	Principal Amount	Percentage
4.400% Notes due 2021 / 067383 AC3	$500,000,000	$427,247,000	85.45%
6.700% Notes due 2026 / 067383 AA7	$149,820,000	$137,032,000	91.46%
3.000% Notes due 2026 / 067383 AE9	$500,000,000	$442,787,000	88.56%

Withdrawal rights have expired in respect of the Exchange Offers and Consent Solicitations for each series of the Bard Notes and are not being extended. A supplemental indenture effecting the proposed amendments relating to the Bard 3.000% Notes due 2026 is expected to be executed prior to the expiration of such Exchange Offer and Consent Solicitation. Separate supplemental indentures effecting the proposed amendments relating to the Bard 4.400% Notes due 2021 and the Bard 6.700% Notes due 2026 were executed on May 18, 2017. Such supplemental indentures are valid and enforceable upon execution but will only become operative upon the settlement date of the applicable Exchange Offer.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated May 5, 2017 (the “Offering Memorandum and Consent Solicitation Statement”), as amended by BD’s press release, dated May 19, 2017, and as amended hereby, and related Letter of Transmittal and Consent, and are conditioned upon the closing of the Bard Acquisition (as defined in the Offering Memorandum and Consent Solicitation Statement), which condition may not be waived by BD. The closing of the Bard Acquisition is expected to occur in the fall of 2017. Except as described in this press release, all other terms of the Exchange Offers and Consent Solicitations as previously announced remain unchanged.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Bard Notes who complete and return an eligibility form certifying that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. Except as amended by BD’s press release, dated May 19, 2017, and as amended hereby, the complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement and related Letter of Transmittal and Consent, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3900 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: http://gbsc-usa.com/eligibility/bd.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and letter of transmittal and consent and only to such persons and in such jurisdictions as are permitted under applicable law.

The BD Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the BD Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

FORWARD-LOOKING STATEMENTS

This press release contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the expected timing of completion of the Exchange Offers, receipt of requisite consents in the Consent Solicitations, consummation of the Bard acquisition and other statements that are not historical facts.  These statements are based on the current expectations of BD management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially.  These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates, the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this press release speak only as of date of this announcement.  BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

BD
Monique Dolecki, Investor Relations – (201) 847-5378
Kristen Cardillo, Corporate Communications – (201) 847-5657